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EXHIBIT 10.99(e)

THE SECURITIES TO WHICH THIS AGREEMENT RELATES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT") OR ANY STATE SECURITIES LAWS, AND MAY NOT BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) WITHOUT REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS, UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE.

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT
U.S. RESIDENTS

Dated for Reference: January 12, 2000

TO: PHOTOCHANNEL NETWORKS INC.
Suite 800, 900 West Hastings Street
Vancouver, B.C. V6C 1E5

Purchase of Subordinate Convertible Redeemable Debentures

    1.  Subscription

    1.1 The undersigned (the "Lender") hereby irrevocably subscribes for and agrees to purchase from PhotoChannel Networks Inc. (the "Company"), subject to the terms and conditions set forth herein, that number of subordinate convertible redeemable debentures of the Company (the "Debentures") set out above the Lender's name on the execution page hereof at a price of $1,000 in principal amount of Debentures. Subject to the terms hereof, this Subscription will be effective upon its acceptance by the Company. The Debentures are being sold by the Company on a non-brokered basis pursuant to applicable securities exemptions. The Private Placement is not subject to any minimum subscription level, and therefore the proceeds (the "Subscription Proceeds") received from the Lender for this Subscription will be available to the Company immediately upon the acceptance of this Subscription by the Company.

    1.2 All currency amounts set out herein refer to Canadian currency unless otherwise indicated.

    2.  Description of Debentures

    2.1 The Debentures shall be issued under and governed by the terms and conditions set forth in the certificates (the "Certificates") evidencing the Debentures. The following description of the Debentures is a summary only and is subject to the detailed provisions of the Certificates evidencing the Debentures.

    2.2 The Debentures shall be secured obligations of the Company ranking subordinate to existing charges registered in favour of Saskatchewan Opportunities Corporation, Xerox Canada Inc. and 597924 B.C. Ltd.

    2.3 The Lender agrees that it will advance an aggregate of $2,300,000 to the Company against the issue of the Debentures, as follows:

  (a)
  $350,000 on or before January 30, 2000;

  (b)
  $750,000 on or before February 29, 2000; and

  (c)
  $1,200,000 on or before April 14, 2000.

The final advance of $1,200,000 will be conditional upon:

  (a)
  the Company obtaining by March 31, 2000 a firm date for the delivery of a Fuji Frontier Digital Minilab; and

  (b)
  the Company securing facilities in the United States of America for the operation of the Minilab;

which conditions may be waived by the Lender.

    2.4 The Debentures shall mature and be repayable on April 30, 2000 (the "Maturity Date") unless redeemed or converted prior to such time.

    2.5 No interest will accrue on the outstanding principal amount of the Debentures.

    2.6 The Debentures are convertible at the option of the Lender at any time and from time to time, in principal amounts of $1,000, into common shares of the Company up until the earlier of the date of repayment of the principal amount of the Debentures outstanding and the date which is ten (10) days after a notice of redemption is delivered by the Company pursuant to Section 2.7 below at the rate of one share for each $0.50 converted.

    2.7 The Debentures may be redeemed by the Company, in whole or in part, at any time before April 30, 2000 upon ten days written notice to the Debenture holder. The Company may repay the principal amount being redeemed (the "Redemption Amount") in cash or, at the Company's sole and exclusive discretion, repay such amount by issuing that number of common shares obtained by dividing the Redemption Amount by $0.50.

    2.8 In this Agreement, the Debentures, Warrants (as hereinafter defined), and common shares issued on conversion, redemption or exercise thereof are collectively referred to as the "Securities".

    2.9 The Company agrees that it will issue to the Lender at the time the Lender makes the advances set forth in Section 2.3 above, an aggregate of 920,000 common share purchase warrants (the "Warrants"), each Warrant entitling the Lender to acquire one common share of the Company at the prices set forth below:

  (a)
  140,000 Warrants on January 14, 2000 (with an exercise price of $0.75 per share);

  (b)
  a further 300,000 Warrants in February 14, 2000 (with an exercise price of $1.00 per share) and

  (c)
  480,000 Warrants on April 14, 2000 (with an exercise price of $1.25 per share)

The Warrants will only be issued to the extent that advances are made by the Lender, at the rate of one warrant for each $2.50 advanced.

    2.10 The terms of this Private Placement are also set out on the Term Sheet in Schedule "V" hereto.

    2.10 The Company is not a reporting issuer in any jurisdiction other than British Columbia, Ontario, Quebec, and the United States. Any Debentures that are converted or redeemed prior to the expiry of applicable hold periods will result in statutory restrictions on the resale of the common shares acquired thereby. Lenders are advised to consult their own legal advisors in connection with any applicable resale restrictions.

    2.11 The Lender understands that the Securities have not been and will not be registered under the 1933 Act or any state securities laws.

    3.  Payment

    3.1 The Subscription Proceeds, for the initial instalment, must accompany this Subscription and shall be paid by certified cheque, bank draft or money order drawn on a Canadian chartered bank and made payable to "Anfield Sujir Kennedy & Durno in trust", by wire transfer to the trust account of Anfield Sujir Kennedy & Durno, or in such other manner as the Company may request.

    3.2 The Lender hereby acknowledges and agrees that the Private Placement is not subject to a minimum subscription level and accordingly, the amount representing the Subscription Proceeds will be immediately made available to the Company against delivery of the Certificate by the Company.

    3.3 The Lender and the Company jointly and severally release, indemnify and save harmless Afield Sujir Kennedy & Durno from all costs, damages, charges, claims, losses and expenses resulting from Anfield Sujir Kennedy & Durno's compliance in good faith with this Subscription.

    4.  Questionnaire and Undertaking and Direction

    4.1 The Lender must complete, sign and return the following documents along with one (1) executed copy of this Subscription to the Company:

  (a)
  Schedule I, a direction to the Company with respect to registration and delivery instructions;

  (b)
  Schedule II, a questionnaire and undertaking required by the Montreal Exchange ("ME");

  (c)
  Schedule III, a declaration of investment intent and undertaking reuired by the ME; and

  (d)
  if the Lender is a U.S. Person, an acknowledgment in the form attached as Schedule IV.

    4.2 The Lender shall complete, sign and return to the Company as soon as possible on request by the Company any other documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law. The Lender acknowledges that the Company will file, with the ME, the questionnaire and undertakings of those Lenders whose Subscriptions are accepted.

    4.3 In this Subscription, the term "U.S. Person" shall have the meaning ascribed thereto in Rule 902 of Regulation S under the 1933 Act, which for the purpose of this Subscription includes any person in the United States.

    5.  Closing

    5.1 Delivery and payment for the Debentures will be completed at the offices of Anfield Sujir Kennedy & Durno, Barristers & Solicitors, Suite 1600 - 609 Granville Street, Vancouver, British Columbia, at such time or times and on such date or dates as the Company may determine (each a "Closing Date"). Subject to the prior receipt of all necessary regulatory approvals, the Company may complete the purchase and sale of any number of Debentures as it may determine, at one or more closings, as subscription proceeds are received.

    6.  Acknowledgments of Lender

    6.1 The Lender acknowledges and agrees that:

  (a)
  the Securities have not been registered under the 1933 Act or under any state securities laws, and cannot be offered or resold without registration under the 1933 Act and the securities laws of all applicable states of the United States unless an exemption from registration is available or registration is not required pursuant to Regulation S under the 1933 Act, and the

    Company has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Securities;

  (b)
  its decision to execute this Subscription and purchase the Debentures agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Company, and that its decision is based entirely upon its review of information (the receipt of which is acknowledged) which has been filed by the Company with the British Columbia Securities Commission (the "BCSC") in compliance, or intended compliance, with applicable securities legislation (collectively the "Public Record"), including the Company's audited financial statements as at and for the year ended September 30, 1999, and its unaudited financial statements as at and for the nine-month period ended June 30, 1999, (collectively the "Financial Statements");

  (c)
  the Company has advised the Lender that the Company is relying on an exemption from the requirements to provide the Lender with a prospectus and to sell the Securities through a person registered to sell securities under the British Columbia Securities Act (the "B.C. Act"), and as a consequence of acquiring the Securities pursuant to this exemption and the fact that no prospectus has been or is required to be filed with respect to any of the Securities under applicable Canadian or U.S. securities legislation:

  (i)
  the Lender is restricted from using certain of the civil remedies available under such legislation;

  (ii)
  the Lender may not receive information that might otherwise be required to be provided to it under such legislation; and

  (iii)
  the Company is relieved from certain obligations that would otherwise apply under such legislation;

  (d)
  it (or others for whom it is contracting hereunder) has been advised to consult its own legal advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it (or others for whom it is contracting hereunder) is solely responsible (and neither the Company nor Anfield Sujir Kennedy & Durno is in any way responsible) for compliance with applicable resale restrictions;

  (e)
  the Company is a reporting issuer in British Columbia, Ontario, Quebec and the United States of America only, and any Securities issued to a Lender may be subject to indefinite resale restrictions imposed under the laws of the jurisdiction in which such Lender is resident;

  (f)
  to the knowledge of the Lender, the offer and sale of the Debentures was not accompanied by any advertisement;

  (g)
  the offer made by this Subscription is irrevocable and requires acceptance by the Company;

  (h)
  this Subscription is not enforceable by the Lender unless it has been accepted by the Company and the Lender waives any requirement on the Company's behalf to communicate its acceptance for this Subscription to the Lender;

  (i)
  the Private Placement is not subject to any minimum subscription level and accordingly, the Subscription Proceeds will be available to the Company on closing of the Private Placement;

  (j)
  the Securities are speculative investments which involve a substantial degree of risk;

  (k)
  there is no government or other insurance covering the Securities;

  (1)
  the Lender has had access to and has received all such information concerning the Company that the Lender has considered necessary in connection with the Lender's investment decision, including, where required by law, a copy of the Offering Memorandum;

  (m)
  no agency, governmental authority, regulatory body, securities commission, stock exchange or other entity has reviewed or made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities made any recommendation or endorsement with respect to, the Securities;

  (n)
  the Company will rely on the representations and warranties made herein or otherwise provided by the Lender to the Company in completing the sale and issue of the Securities to the Lender; and

  (o)
  no agent has been retained to act on behalf of the Company to solicit offers to purchase the Debentures, but in the event that a person does introduce the Company to a Lender, the Company may pay such person a finder's fee in accordance with applicable laws in respect of any Debentures sold.

    7.  Representations, Warranties and Covenants of the Lender

    7.1 The Lender hereby represents, Warrants and covenants to the Company (which representations, warranties and covenants shall survive closing) that;

  (a)
  if it is purchasing the Debentures as principal for its own account, it is purchasing such Debentures not for the benefit of any other person and not with a view to the resale or distribution of any or all of the Debentures and;

  (i)
  it is an individual and it will have an aggregate acquisition cost of purchasing the Debentures of not less than $97,000; or

  (ii)
  it is not an individual but is a corporation, partnership, trust, fund, association or any other organization of a group of persons that was not created solely, nor is it used primarily, to permit a group of individuals to purchase securities without a prospectus, and it will have an aggregate acquisition cost of purchasing the Debentures of not less than $97,000 or, if it is such an entity created or used primarily for such purpose, each of the individuals who form part of the group has contributed at least $97,000 to such entity for the purpose of purchasing the Debentures; or

  (iii)
  it is (i) a "sophisticated purchaser" (as defined in Appendix A to Schedule IV hereof), (ii) a spouse, parent, brother, sister or child of a senior officer or director of the Issuer, or of an affiliate of the Issuer, or (iii) a company all the voting securities of which are beneficially owned by one or more of a senior officer or director of the Issuer or of an affiliate of the Issuer or a spouse, parent, brother, sister or child of a senior officer or director of the Issuer or of an affiliate of the Issuer; or

  (iv)
  it is a spouse, parent, brother, sister, child or close personal friend of a senior officer or director of the Issuer or an affiliate of the Issuer, or a company all the voting securities of which are beneficially owned by one or more of a senior officer or director of the Issuer or a spouse, parent, brother, sister or child of a senior officer or director of the Issuer or of an affiliate of the Issuer; or

  (v)
  it is not a resident of British Columbia and has otherwise complied with the laws pertaining to the purchase of Debentures hereunder in the jurisdiction where the Lender is resident (and any other laws applicable to the Lender), which compliance shall be, at the Company's request, supported by a opinion of legal counsel prepared at the Lender's expense in a form satisfactory to the Company;

  (b)
  if it is not purchasing the Debentures as principal for its own account, it is duly authorized to enter into this Subscription and to execute all documentation in connection with the purchase on behalf of each beneficial purchaser and:

  (i)
  it is a trust company or an insurer which has received a business authorization under the Financial Institutions Act (British Columbia) or is a trust company or an insurer authorized under the laws of another province or territory of Canada to carry on such business in such province or territory, and the Lender is purchasing the Debentures as an agent or trustee for accounts that are fully managed by the Lender;

  (ii)
  it is an advisor who manages the investment portfolios of clients through discretionary authority granted by one or more clients and is registered as an advisor under the Securities Act (British Columbia) (the "B.C. Act") or the laws of another province or territory of Canada, or the Lender is exempt from such registration, and the Lender is purchasing the Debentures as an agent for accounts that are fully managed by the Lender;

  (iii)
  it carries on business as a portfolio manager outside of Canada and certifies those matters set forth in section 6 of Schedule II to this Subscription; or

  (iv)
  it is purchasing as agent for a disclosed principal;

    and it (or if the Lender is purchasing as agent for a disclosed principal, such principal) falls within one of the categories set out in section 7.1(a);

  (c)
  the Lender has no knowledge of a "material fact" or "material change", as those terms are defined in the B.C. Act, in respect of the affairs of the Company that has not been generally disclosed to the public;

  (d)
  the Lender and any beneficial purchaser for whom it is acting are resident in the jurisdiction set out under the heading "Name and Address of Lender" on the execution page of this Subscription;

  (e)
  the Lender has the legal capacity and competence to enter into and execute this Subscription and to take all actions required pursuant hereto and, if the Lender is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution of this Subscription on behalf of the Lender;

  (f)
  the entering into of this Subscription and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or the constating documents of, the Lender or of any agreement, written or oral, to which the Lender may be a party or by which the Lender is or may be bound;

  (g)
  the Lender has duly and validly authorized, executed and delivered this Subscription and except as specifically provided otherwise herein, it constitutes a valid and binding agreement of the Lender enforceable against the Lender;

  (h)
  in connection with the Lender's investment in the Securities, the Lender has not relied upon the Company or the Company's legal counsel or advisers for investment, legal or tax advice, and has, if desired, in all cases sought the advice of the Lender's own personal investment advisor, legal counsel and tax advisers, and the Lender is either experienced in or knowledgeable with regard to the affairs of the Company or, either alone or with its professional advisors, is capable by reason of knowledge and experience in financial and business matters in general, and investments in particular, of evaluating the merits and risks of an investment in the Debentures and the Lender is able to bear the economic risk of the investment and it can otherwise be reasonably assumed to have the capacity to protect its own interest in connection with the investment in the Debentures;

  (i)
  the Lender is a U.S. Person and has completed Schedule IV to this Subscription and represents, Warrants and covenants to the Company as to the accuracy of all matters set out therein;

  (j)
  no person has made to the Lender any written or oral representations:

  (i)
  that any person will resell or repurchase the Securities;

  (ii)
  that any person will refund the purchase price for the Securities;

  (iii)
  as to the future price or value of the Securities; or

  (iv)
  that the Shares will be listed and posted for trading or any stock exchange or that application has been made to list the common shares of the Company on any stock exchange other than the Montreal Exchange global transport document;

  (k)
  it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons; and

  (l)
  the Lender will comply with the applicable provisions of the B.C. Act and any other relevant securities legislation concerning the purchase and holding of the Debentures and any resale of the Securities.

    8.  Resale Restrictions and Legending of Subject Securities

    8.1 The Lender acknowledges that any resale of the Securities will be subject to resale restrictions contained in the securities legislation applicable to each Lender or to any proposed transferee, as well as any restrictions on resale imposed by the ME. The Lender acknowledges that a legend will be placed on any certificates representing the Securities to the effect that the Securities are subject to a hold period and may not be traded until the expiry of such hold period excepted as permitted by applicable securities law and exchange requirements.

    8.2 The Company is not a reporting issuer in any jurisdiction other than British Columbia, Ontario, Quebec and the United States of America and will not become a reporting issuer in any other jurisdiction as a result of this Private Placement. As such, the applicable hold period under the laws of jurisdictions outside of such Reporting Jurisdictions may never expire. The Lender acknowledges that if no further statutory exemption may be relied upon or if no discretionary order or ruling is obtained, the Securities may be subject to restrictions on resale, pursuant to the laws of jurisdictions outside of the Reporting Jurisdiction, for an indefinite period of time.

    8.3 The Lender acknowledges that the Securities have not been registered under the 1933 Act or under any state securities laws, and cannot be offered or resold without registration under the 1933 Act and the securities laws of all applicable states of the United States unless an exemption from registration is available, and the Company has no obligation or present intention of filing a registration statement under the 1933 Act in respect of the Securities. The Securities may bear a legend denoting the foregoing.

    8.4 The Lender agrees to file any reports required pursuant to applicable securities legislation upon any resale of the Securities.

    9.  Costs

    9.1 The Lender acknowledges and agrees that all costs and expenses incurred by the Lender (including any fees and disbursements of any special counsel retained by the Lender) relating to the purchase of the Debentures shall be borne by the Lender.

    10.  Governing Law

    10.1 This Subscription is governed by the laws of the Province of British Columbia and the federal laws of Canada applicable therein. The Lender, in his personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom he is acting, irrevocably attorn to the jurisdiction of the courts of the Province of British Columbia.

    11.  Survival

    11.1 This Subscription, including, without limitation, the representations, warranties, acknowledgements and covenants contained herein, shall survive and continue in full force and effect and be binding upon the Lender notwithstanding the completion of the purchase of the Debentures by the Lender pursuant hereto, the completion of the issue of Debentures of the Company and any subsequent exercise of the Debentures, or the disposition by the Lender of the Securities.

    12.  Assignment

    12.1 This Subscription is not transferable or assignable.

    13.  Time of the Essence

    13.1 Time is of the essence of this Agreement and will be calculated in accordance with the provisions of the Interpretation Act (British Columbia).

    14.  Amendments

    14.1 The parties may amend this Agreement only in writing.

    15.  Execution

    15.1 The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Subscription and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Lender and the Company in accordance with the terms hereof.

    16.  Severability

    16.1 The invalidity or unenforceability of any particular provision of this Subscription shall not affect or limit the validity or enforceability of the remaining provisions of this Subscription.

    17.  Entire Agreement

    17.1 Except as expressly provided in this Subscription and in the agreements, instruments and other documents contemplated or provided for herein, this Subscription contains the entire agreement between the parties with respect to the sale of the Debentures and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Company, by the Lender, or by anyone else.

    IN WITNESS WHEREOF the Lender has duly executed this Subscription as of the date first above mentioned.

    Number of Debentures to be purchased at a price of $1,000 each:

    Total Purchase Price:

CHOICES ENTERTAINMENT CORPORATION (Name of Lender—Please type or print)
/s/ TRACY M. SHIER, PRESIDENT (Signature and, if applicable, Office)
121 VINE STREET, SUITE 1903 (Address of Lender)
SEATTLE, WASHINGTON 98121-1456

    If the Lender is signing as agent for a principal and the Lender is not a trust company signing as trustee or as an agent for a fully-managed account, please complete the following:

(Name of Beneficial Purchaser—Please type or print)
(Address of Beneficial Purchaser)
(City, Province, Postal Code of Beneficial Purchaser)

ACCEPTANCE

    The above-mentioned Subscription is hereby accepted by PhotoChannel Networks Inc.

    DATED at Vancouver, British Columbia, the              day of     1999.

PHOTOCHANNEL NETWORKS INC.
Per:	Authorized Signing Officer

Schedule "I" to Private Placement Subscription Agreement

PHOTOCHANNEL NETWORKS INC.
Suite 800, 900 West Hastings Street
Vancouver, British Columbia
V6C 1E5

Dear Sirs:

RE: PhotoChannel Networks Inc. — Subordinate Convertible Redeemable Debentures

1.	Delivery - please deliver the Debenture certificate(s) to:
CHOICES ENTERTAINMENT CORPORATION
121 VINE STREET, SUITE 1903, SEATTLE WAHINGTON 98121-1456
2.	Registration - registration of the single certificate which is to be delivered at closing should be made as follows:
SAME AS ABOVE (name)
(address)

DATED:                    , 1999.

CHOICES ENTERTAINMENT CORPORATION
(Name of purchaser)
Per:	/s/ TRACY M. SHIER (Signature)
President (Position)

SCHEDULE II

    QUESTIONNAIRE TO BE COMPLETED BY A PRIVATE PLACEMENT PURCHASER (THE "PURCHASER") OF LISTED SECURITIES OR SECURITIES CONVERTIBLE INTO LISTED SECURITIES (THE "SECURITIES")

1
Description of the Transaction

(a)
Name of the issuer of the Securities: PhotoChannel Networks Inc.,

(b)
Number and description of the securities (if the securities are convertible into listed securities give details including conversion ratio)

  $1000 per Subordinate Convertible Redeemable Debenture, convertible and redeemable at the rate of one share for each $0.50 outstanding. SEE SCHEDULE "V" ATTACHED

(c)
Purchase Price

    $1000 PER DEBENTURE

(d)
Date of subscription letter (copy to be attached)

    DATED FOR REFERENCE JANUARY 12, 2000

(e)
Date where preliminary negotiations commenced

    JANUARY 4, 2000

2
Details on Purchaser

(a)
Name of Purchaser

    CHOICES ENTERTAINMENT CORPORATION

(b)
Address

    121 VINE STREET, SUITE 1903, SEATTLE WASHINGTON 98121-1456

(c)
If purchaser is a corporation, state of jurisdiction of incorporation

    DELAWARE

(d)
General nature of business

    TECHNOLOGY AND INTERNET HOLDING COMPANY

(e)
If the purchaser is a corporation or partnership, give names and addresses of persons having a greater than 5% beneficial interest in the purchaser.

    THIS INFORMATION IS AVAILABLE IN THE COMPANY'S FORM 10KSB AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE PERIOD ENDING DECEMBER 31, 1998 AVAILABLE ON EDGAR AT WWW.SEC.GOV.

(f)
Give details of any direct or indirect relationship, which the purchaser, its officers, directors or other insider have with the issuer. If none, so state.

    NONE.

(g)
Give particulars of any securities of the issuers (other than debt securities which are not convertible into equity securities) owned by the purchaser at the date hereof. If none, so state.

    NONE.

(h)
Give details of any trading by the purchaser in the securities of the issuer (other than debt securities which are not convertible into equity securities), within the 60 days preceding the date hereof. If none, so state.

    NONE

(i)
Summarize the purchaser's present investment objective in this transaction specifying the estimated term during which the purchaser expects to hold the securities.

    AS A MATTER OF POLICY WE HOLD SECURITIES WITH A THREE TO FIVE YEAR HOLDING PERIOD EXPECTATION.

Dated at                                      this                           day of                                                                   , 2000.

(Name of Purchaser—Print)	CHOICES ENTERTAINMENT CORPORATION
(Authorized Signature)	/s/ Tracy M. Shier
(Official Capacity—Print)	PRESIDENT
Tracy M. Shier

  (Print—name of individual whose signature appears above if different from name of purchaser printed above)

SCHEDULE III

INVESTMENT INTENT AND UNDERTAKING

The Montreal Exchange
The Stock Exchange Tower
P.O. Box 61, 800 Square Victoria
Montreal, Quebec
H4Z 1A9

Gentlemen:

    The undersigned has agreed to purchase, as principal,                       Principal amount Subordinate Convertible Redeemable Debentures from PhotoChannel Networks Inc. ("the Company") convertible and redeemable into common shares of the Company at the rate of one common share for each $0.50 principal amount outstanding.

    The undersigned hereby declares that the securities are being purchased by it for investment purposes only and not with a view to resell or distribute them. The undersigned undertakes not to sell or otherwise dispose or any of the securities of any listed securities derived from the conversion of the securities for a period of six months or such longer period as is prescribed by applicable securities legislation from the date of the closing of the transaction on the date where notice of the transaction as filed by the issuer is accepted by the Exchange, whichever is later, without having obtained the prior written consent of the Exchange.

Dated at                                      this                           day of                                                                   , 2000.

Tracy M. Shier (Name of Purchaser—Print)
/s/ Tracy M. Shier (Authorized Signature)
President (Official Capacity—Print)

  (Print—name of individual whose signature appears above if different from name of purchaser printed above)

SCHEDULE IV

    All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Private Placement Subscription Agreement.

    The Lender covenants, represents and Warrants to PhotoChannel Networks Inc. (the "Company") that:

  (a)
  it is a resident of the United States;

  (b)
  it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment and it is able to bear the economic risk of loss of the investment;

  (c)
  it is purchasing the Securities for its own account for investment purposes only and not with a view to resale or distribution;

  (d)
  it understands that the Securities have not been and will not be registered under the 1933 Act or the securities legislation of any state in the United States, and that the sale contemplated hereby is being made in reliance on an exemption from such registration requirement;

  (e)
  if it satisfies one or more of the categories indicated below, it has so indicated by placing an "X" beside each such category. (Satisfaction of one or more of the categories is not a pre-requisite for being an investor, if the investment is otherwise suitable for the investor):

__	Category 1.	An organization described in Section 501(c)(3) of the United States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities with total assets in excess of US$5,000,000;
__	Category 2.	A natural person whose individual net worth, or joint net worth with that person's spouse, at the date hereof exceeds US$1,000,000;
__	Category 3.
A natural person who had an individual income in excess of US$200,000 in each of the two most recent years or joint income with that person's spouse in excess of US$300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

__	Category 4.
A "bank" as defined under Section (3)(a)(2) of the 1933 Act or savings and loan association or other institution as defined in Section 3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934; an insurance company as defined in Section 2(13) of the 1933 Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of such act; a Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan with total assets in excess of $5,000,000 established and maintained by a state, a political subdivision thereof, or an agency or instrumentality of a state or a political subdivision thereof, for the benefit of its employees; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974 whose investment decisions is made by a plan fiduciary, as defined in Section 3(21) of such act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors;
__	Category 5.	A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;
__	Category 6.	A director or executive officer of the Company;
__	Category 7.
A trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act; or
__	Category 8.	An entity in which all of the equity owners satisfy the requirements of one or more of the foregoing categories;
  (f)
  the Company made available to it at a reasonable time prior to its purchase of the Securities the opportunity to ask questions and receive answers concerning the terms and conditions of the offering and to obtain any additional information which the Company possesses or can acquire without unreasonable effort or expense that is necessary to verify the accuracy of the information furnished to it pursuant to the Offering Memorandum;

  (g)
  the, Securities will bear a legend to the effect that the Securities have not been registered under the 1933 Act or the securities laws of any state in the United States, and am issued pursuant to an exemption under the 1933 Act. The Securities may not be offered, sold, pledged or hypothecated in the absence of an effective registration statement as to the securities under the 1933 Act, or an opinion of counsel satisfactory to the Company that registration is not required;

  (h)
  it understands there is no public market for the Debentures or the underlying common stock of the Company in the United States, and that it is unlikely any public market for any of the Securities of the Company will exist in the United States;

  (i)
  the investor's net worth (present value of assets less liabilities) is at least 10 times the amount of its investment herein (Yes or No) [Circle applicable response.];

  (j)
  it acknowledges that it has not purchased the Securities as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio, or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising;

  (k)
  it agrees that if it decides to offer, sell or otherwise transfer any of the Securities, it will not offer, sell or otherwise transfer any of such Securities, directly or indirectly, unless;

  (i)
  the sale is to the Company;

  (ii)
  the sale, pursuant to consent of the Company, and upon provision to the Company of such documentation, representations and/or opinion of counsel as the Company may require, is made outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act, if available, and in compliance with applicable local laws and regulations;

  (iii)
  the sale, pursuant to consent of the Company, and upon provision to the Company of such documentation, representations and/or opinion of counsel as the Company may require, is made pursuant to the exemption from the registration requirements under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with any applicable state securities laws; or

  (iv)
  the Securities, pursuant to consent of the Company, and upon provision to the Company of such documentation, representations and/or opinion of counsel as the Company may require, are sold in a transaction that does not otherwise require registration under the 1933 Act or any applicable U.S. state laws and regulations governing the offer and sale of Securities; and

  (l)
  the Lender, if an individual's is a resident of the state or other jurisdiction listed in its address on the signature page of the Subscription Agreement, or if the Lender is not an individual, the office of the Lender at which the Lender received and accepted the offer to purchase the Securities is the address listed on the signature page of the Subscription Agreement.

Date	/s/ TRACY M. SHIER, President Duly authorized signatory for Lender CHOICES ENTERTAINMENT CORPORATION Print name of Lender

SCHEDULE V

TERM SHEET

Issuer/Borrower:	PhotoChannel Networks Inc.
Subscriber/Lender:	Choices Entertainment Corporation, and its affiliates
Principal:	$2,300,000.00) which will be advanced by the Lender in the following instruments:
(a) $350,000.00 by January 30, 2000
(b) $750,000 by February 29, 2000
(c) $1,200,000.00 by April 14, 2000
The final advance of $1,200,000 by April 14, 2000 will be conditional upon:
(i) PhotoChannel obtaining by March 31, 2000 a firm date for the delivery of a Fuji Frontier Digital Minilab; and
(ii) PhotoChannel securing facilities in the United States of America for the operation which conditions may be waived by the Lender.
Interest:	Nil
Maturity:
Principal will be due and payable on April 30, 2000. PhotoChannel may redeem or convert the principal prior to maturity upon 10 days written notice to the Lender. Upon receipt of notice of redemption by PhotoChannel, the Lender may then exercise its conversion option.
Convertibility:
The principal advanced by the Lender may, at the option of either the Lender PhotoChannel, be converted into Common Shares of PhotoChannel at the price of $0.50 per share. Either party may exercise the conversion option by giving 10 days written notice of convention to the other. The conversion option, if not exercised, will expire at time of maturity of the debenture. PhotoChannel will have the unrestricted right to raise additional funds by the allotment, reservation and issuance of additional Common Shares or other securities convertible into Common Shares of PhotoChannel. The Lender's advance of funds shall be cumulative to April 14, 2000 and the Lender's right under the Convertible Subordinated Debenture, the Conversion Option and the issuance of the Warrants will be coextensive with (and proportionate to) the actual amount of funds advanced to PhotoChannel.
Warrants:
In consideration of the Lender advancing the loan, PhotoChannel will grant 920,000 transferable share purchase warrants to the Lender in the following instalments and at the following exercise prices (provided the Lender has advanced the applicable portion of the loan to PhotoChannel):
(a) 140,000 share purchase warrants by January 14, 2000 (with an exercise price of $0.75 per share)
(b) 300,000 share purchase warrants by February 14, 2000 (with an exercise price of $1.00 per share)
(c) 480,000 share purchase warrants by April 14, 2000 (with an exercise price of $1.25 per share).

Each share purchase warrant will entitle the holder to purchase one Common Share of PhotoChannel at the applicable exercise price. The share purchase warrants, if not exercised by the holder, will expire at 5:00 p.m. on June 30, 2000.
Security:
PhotoChannel will issue a Convertible Subordinated Debenture to the Lender to evidence and secure the above loan. The Convertible Subordinated Debenture will grant the Lender a floating charge on the assets of PhotoChannel, subject to existing charges registered in favour of Saskatchewan Opportunities Corporation, Xerox Canada Inc. and 597924 B.C, Ltd. In the event of default, the Lender may crystallize the Convertible Subordinated Debenture and appoint a Receiver-Manager over the mortgaged property. PhotoChannel may deal with its property in the ordinary course of business so long as the floating charge has not been crystallized by the Lender. The Lender will execute a subscription agreement and supporting documents for the issuance of the Convertible Subordinated Debenture and share purchase warrants.
Regulatory
Approval:	The issuance of the Convertible Subordinated Debenture, the Conversion Option and the Share Purchase Warrants by PhotoChannel are subject to the consent and requirements of the Montreal Exchange.
Other
Approvals:	The issuance of the Convertible Subordinated Debenture, the Conversion Option and the Share Purchase Warrants by PhotoChannel are subject to the approval of the Board of Directors of PhotoChannel, Saskatchewan Opportunities Corporation and 597924 B.C. Ltd., if necessary.
Board
Appointment:	Subject to the Lender advancing the entire loan of $2,300,000.00, PhotoChannel will nominate one candidate (to be named by the Lender) for appointment to the Board of Directors of PhotoChannel at the Annual General Meeting to be held on March 15, 2000.

QuickLinks

PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT U.S. RESIDENTS
Purchase of Subordinate Convertible Redeemable Debentures
ACCEPTANCE
Schedule "I" to Private Placement Subscription Agreement
SCHEDULE II
SCHEDULE III INVESTMENT INTENT AND UNDERTAKING
SCHEDULE IV
SCHEDULE V TERM SHEET